Capital and share premium	6 Months Ended
Jun. 30, 2019
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Capital and share premium
2.5.11	Capital and share premium

(€’000)	As of June 30, 2019	As of December 31, 2018
Capital	41,553	41,553
Share premium	33,862	206,149

# Outstanding shares	11,942,344	11,942,344

As of June 30, 2019, share capital amounted to €41.6 million represented by 11,942,344 ordinary shares with no nominal value, in line with prior year-end. This balance does not include the outstanding warrants issued by the Company and granted to certain directors, employees and non-employees of Celyad.

There were no capital increases over the course of the first semester 2019. As of June 30, 2019, all shares issued have been fully paid.

Share premium is decreasing as a result of the absorption of accounting losses for an amount of €172.3 million, with a counterpart in the financial statements line item ‘Accumulated Deficit’. The absorption of the accumulated deficit into share premium is a non-cash accounting transaction.